UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2022

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $5.00 per share	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2022 (the “Grant Date”), the board of directors (the “Board”) of Biofrontera Inc. (the “Company”) approved equity awards under the Company’s 2021 Omnibus Incentive Plan to certain named executive officers as follows: (a) an award of 190,840 restricted stock units (“RSUs”) and an option to purchase an additional 190,840 shares of the Company’s common stock to Prof. Dr. Hermann Lübbert, the Company’s Executive Chairman and (b) an award of 152,672 RSUs and an option to purchase an additional 152,672 shares of the Company’s common stock to Ms. Erica Monaco, the Company’s Chief Executive Officer. The RSUs vest in two equal annual installments beginning on May 18, 2023 (each an “RSU Vesting Date”), provided the grantee provides continuous service to the Company from the Grant Date through the applicable RSU Vesting Date. The options vest in three equal annual installments beginning on May 18, 2023 (each an “Option Vesting Date”), provided the grantee provides continuous service to the Company from the Grant Date through the applicable Option Vesting Date. The options have an exercise price of $2.61 per share (the closing price of the Company’s common stock on the Grant Date) and they expire on May 18, 2032.

The RSUs and option awards were granted pursuant to a RSU award agreement and stock option award agreement, as applicable, the forms of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference to this Item 5.02.

Item 8.01 Other Events.

On May 18, 2022, the Board approved updates to the Company’s Director compensation arrangements that were effective immediately. A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1	Form of Restricted Stock Unit Executive Award Agreement under 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13 to Amendment No. 6 to the Company’s Form S-1 filed with the SEC on October 12, 2021).
10.2	Form of Nonqualified Stock Option Executive Award Agreement under 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.14 to Amendment No. 6 to the Company’s Form S-1 filed with the SEC on October 12, 2021).
10.3	Summary of Director Compensation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 24, 2022	Biofrontera Inc.
(Date)	(Registrant)

/s/ Erica L. Monaco
Erica L. Monaco
Chief Executive Officer